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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report April 13, 2004
                 Date of earliest event reported April 13, 2004



                          The Neiman Marcus Group, Inc.
             (Exact name of registrant as specified in its charter)


                           Commission file no. 1-9659


         Delaware                                               95-4119509
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)


  One Marcus Square
   1618 Main Street
    Dallas, Texas
                                                                   75201
(Address of principal executive offices)                        (Zip code)


       Registrant's telephone number, including area code: (214) 741-6911
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                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 5.           OTHER EVENTS AND REQUIRED DISCLOSURES


The Neiman Marcus Group, Inc. announced today that its Board of Directors has declared a quarterly cash dividend of $0.13 per share for its Class A and Class B common stock, payable May 14, 2004 to shareholders of record at close of business on April 30, 2004.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE NEIMAN MARCUS GROUP, INC.



Date:  April 13, 2004                       By:  /s/ T. Dale Stapleton
                                                --------------------------------
                                            T. Dale Stapleton
                                            Vice President and Controller
                                            (principal accounting officer
                                            of the registrant)